                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

    Filed by the Registrant / /
    Filed by a Party other than the Registrant/X/

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission only (as permitted by rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

           COMMERCIAL FEDERAL CORPORATION
    ----------------------------------------------------------------------------
                  (Name of Registrant as Specified in Its Charter)

             FRANKLIN MUTUAL ADVISERS, LLC
    ----------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     1)  Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     2)  Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
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         -----------------------------------------------------------------------
     5)  Total fee paid:
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/ /  Fee paid previously with preliminary material.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)  Amount Previously Paid:
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
                         FRANKLIN MUTUAL ADVISERS, LLC
                           51 John F. Kennedy Parkway
                             Short Hills, NJ 07078

                                                                October 21, 1999

Dear Fellow Commercial Federal Corporation Stockholder:

    Franklin Mutual Advisers, LLC ("Franklin Mutual") is a mutual fund manager registered with the Securities and Exchange Commission. Our business is investing and protecting our clients' money. Our investment approach focuses on securities that our research identifies as having significant unrealized value. Commercial Federal Corporation ("CFC" or the "Company") common stock is one of those securities. Funds that Franklin Mutual advises have invested over $118 million in CFC and currently own approximately 7.9% of the Company's outstanding shares. We are CFC's largest stockholder.

    We are seeking your support to elect two independent nominees to the CFC Board.

IF THE INDEPENDENT NOMINEES ARE ELECTED, WE BELIEVE THEY WILL STRONGLY ADVOCATE
                 THE SALE OF THE COMPANY TO THE HIGHEST BIDDER.

    The independent nominees have no affiliation with Franklin Mutual. HOWEVER, THEY DO SHARE OUR BELIEF THAT CFC STOCK TRADES AT LEVELS FAR BELOW ITS POTENTIAL VALUE IN A SALE OR MERGER TRANSACTION. We believe this is the case based on the following analysis:

    - During the past year, reported closing prices of CFC's stock ranged between $18 5/8 and $25 per share.

    - CFC's originally reported earnings per share ("EPS") for 1996, 1997 and 1998 (after giving effect to stock splits) were $1.66, $1.34 and $1.62, respectively.

    - Based on statistics compiled by Keefe, Bruyette & Woods, a leading investment bank specializing in the banking industry, the median price to earnings ratios for acquisitions in the savings and loan industry in 1996, 1997 and 1998 were 19.8, 28.3 and 22.0, respectively.

    - By applying these multiples to CFC's originally reported EPS in 1996, 1997 and 1998, CFC's potential per share merger value would be $32.87 based on 1996 EPS, $37.92 based on 1997 EPS and $35.64 based on 1998 EPS.

    Although there can be no guarantee of potential merger values, our analysis is supported by analysts at leading research firms. In an August 1999 report, Fox-Pitt, Kelton, Inc., asserts that CFC could command a minimum of 15 times estimated year 2000 EPS in a sale (or, $32.25 based on estimated EPS of $2.15 which is above CFC's historical EPS levels). Similarly, an August 1999 Howe Barnes Investments, Inc. report estimates CFC's merger value at between $33 and $35 per share. Friedman, Billings,

Ramsey & Co., Inc. stated in yet another August 1999 report that in the event of an acquisition CFC could represent a "30% upside for investors" (or approximately $31 from a then current price of $23 7/8).

    We are taking the unusual step of proposing independent nominees for election to the CFC Board because your incumbent directors do not believe that a sale or merger of CFC would be in the best interests of all of the Company's stockholders.

    WE ARE COMMITTED TO MAXIMIZING THE VALUE OF CFC STOCK FOR ALL STOCKHOLDERS. OUR INTERESTS ARE IDENTICAL TO YOURS. Join us in our effort to obtain maximum value for your investment. The Company's Annual Meeting will take place on November 16, 1999. At that time, you will have the opportunity to elect independent directors to the CFC Board who, we believe, will act on your behalf to keep pressure on CFC's current directors and send them the strongest possible message.

    WE URGE YOU TO VOTE TO PROTECT YOUR INVESTMENT NOW BY SIGNING, DATING AND RETURNING THE ENCLOSED WHITE PROXY CARD TODAY.

    The CFC Board's record speaks for itself. Less than two years ago, CFC's common stock hit a closing high of $38 3/16 in April 1998. But within the last year, CFC has missed earnings estimates and the closing price of CFC's common stock has dropped as low as $18 5/8 and never gone higher than $25. This history of poor performance goes back as far as 1996. From January 1996 through July 1999, during the strongest bull market in history, CFC's common stock, on average, underachieved an index of large thrifts by 41.5% and, if dividends are included, by 49.2%. During the same period, CFC's common stock also underperformed an index of CFC's in-market competitors by 64.9% and, if dividends are included, by 75.0%. CFC's common stock also dramatically underperformed the S&P 500 Index during this period by 77.1% and, if dividends are included, by 86.6%. In our view, the gap between CFC's trading value and its potential merger value is substantial. We do not believe that given its past record CFC's stock price will ever reflect its value as long as CFC remains independent.

    Unfortunately, rather than concentrating on maximizing the value of your investment, we believe the CFC Board is more interested in spending corporate funds to entrench itself. Consider your board's response to our effort to have you elect ONLY TWO pro-sale directors to CFC's ten-member board:

    - Nearly one month after we had given CFC timely notice of our intention to nominate two highly-qualified individuals for election as directors at this year's annual meeting, CFC announced that it had adopted an amendment to its by-laws which we believe is intended to prevent one of our nominees and our alternate nominee from being nominated and from serving on your board.

    - Instead of letting you decide who should serve on your board, the CFC Board is, we believe, directing its efforts at disqualifying one of our nominees and our alternate nominee based on its interpretation of the CFC by-laws and certain banking regulations that, in our view and contrary to the CFC's Board's assertions, DO in fact permit our nominees to serve as directors.

    - Even assuming that the CFC Board's interpretation of the by-laws is correct, the CFC Board is claiming that we cannot nominate qualified candidates for election as directors at the annual meeting, even though we gave notice of our nominations WELL BEFORE THE DEADLINE which we believe was fixed by the CFC Board for no purpose other than to protect itself.

    - Your incumbent directors initiated a lawsuit against us and our nominees and are now pleading with a Nebraska federal judge to permit them to declare one of our nominees and our alternate nominee ineligible to serve on your board. We believe that the lawsuit is simply another effort to thwart your right to elect independent directors.

    Franklin Mutual is appalled by what we view as the CFC Board's efforts to disenfranchise its stockholders. Accordingly, we have initiated our own lawsuit against CFC and the incumbent directors to protect the right of all of the Company's stockholders to decide freely between competing slates of nominees.

    YOU, THE STOCKHOLDER, HAVE THE RIGHT TO ELECT INDEPENDENT NOMINEES.

    KEEP THE PRESSURE ON THE CFC BOARD TO DO THE RIGHT THING. Electing independent nominees should help ensure that the CFC Board will pursue an open, honest process to sell the Company and maximize the value of your investment. However, if they are elected, the independent nominees would occupy only two of the ten seats on the CFC Board and ordinarily would not be able to cause any action to be taken or not taken by the CFC Board. Therefore, there can be no assurance that election of the independent nominees will result in (i) the CFC Board pursuing an open, honest process to sell the Company or (ii) stockholders receiving maximum value for their investment. In addition, because the independent nominees are not affiliated with us, we cannot assure how the nominees will act if elected to the CFC Board.

                   SEND YOUR BOARD A MESSAGE IT CAN'T IGNORE!

    The enclosed proxy statement contains important information concerning the Company's Annual Meeting and the independent nominees--please read it carefully.

    WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED WHITE
PROXY CARD TODAY.

                                       Thank you for your support.

                                       Sincerely,

                                       /s/ Raymond Garea

                                       Raymond Garea
                                       Senior Vice President

                                   IMPORTANT

- PLEASE SIGN, DATE AND RETURN THE ENCLOSED WHITE PROXY CARD TODAY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

- DO NOT SIGN ANY PROXY CARD THAT YOU MAY RECEIVE FROM CFC, EVEN AS A PROTEST VOTE AGAINST CFC'S BOARD AND MANAGEMENT.

IF YOU HAVE ANY QUESTIONS, OR NEED ASSISTANCE VOTING, PLEASE CONTACT THE FIRM ASSISTING US IN THE SOLICITATION OF PROXIES:

                                     [LOGO]

                           TOLL-FREE: (888) 750-5835
                BANKS AND BROKERS, CALL COLLECT: (212) 750-5833

                      1999 ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                         COMMERCIAL FEDERAL CORPORATION

                             ---------------------

                                PROXY STATEMENT
                                       OF
                         FRANKLIN MUTUAL ADVISERS, LLC

                             ---------------------

To the Stockholders of
  Commercial Federal Corporation:

    This Proxy Statement and the enclosed WHITE proxy card are being furnished by Franklin Mutual Advisers, LLC ("Franklin Mutual") to holders of common stock, par value $0.01 per share (the "Common Stock"), of Commercial Federal Corporation, a Nebraska corporation (the "Company" or "CFC"), in connection with the solicitation of proxies for use at the Annual Meeting of CFC Stockholders and at any and all adjournments or postponements thereof (the "Meeting"). The Meeting is scheduled to be held November 16, 1999 at the time and place to be announced in the Notice of Annual Meeting of Stockholders that will be sent to stockholders by the Company. As of October 10, 1999, Franklin Mutual and the independent nominees it supports for election as directors were the beneficial owners of an aggregate of 5,490,290 shares of Common Stock, representing approximately 9.2% of the outstanding shares. According to the Company's
Form 10-K for the fiscal year ended June 30, 1999, as of September 20, 1999, there were 59,362,412 shares of Common Stock outstanding.

    THIS SOLICITATION IS BEING MADE BY FRANKLIN MUTUAL ADVISERS, LLC AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

    At the Meeting, four persons will be elected directors of the Company to hold office for a term of three years and until their successors have been duly elected and qualified. In opposition to the solicitation of proxies by the Board of Directors of CFC (the "CFC Board"), Franklin Mutual, as the largest stockholder of the Company, is soliciting proxies to support the election of two outstanding and independent nominees who, if elected, will act in the best interest of all of the Company's stockholders. Franklin Mutual is NOT soliciting proxies to elect its own representatives to the Board. The nominees are independent persons who share Franklin Mutual's view that the Company should be sold to the highest bidder on terms most favorable to the Company. Neither nominee is an affiliate of Franklin Mutual and, if elected, the nominees will not have any allegiance to Franklin Mutual.

    This Proxy Statement and the WHITE proxy card are first being mailed or furnished to stockholders of the Company on or about October 21, 1999.

    YOUR VOTE IS IMPORTANT. PLEASE SIGN AND DATE THE ENCLOSED WHITE PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE PROMPTLY. PROPERLY VOTING THE ENCLOSED WHITE PROXY CARD AUTOMATICALLY REVOKES ALL PRIOR PROXY CARDS PREVIOUSLY SIGNED BY YOU.

    DO NOT MAIL ANY PROXY CARD OTHER THAN THE ENCLOSED WHITE CARD IF YOU WISH TO VOTE FOR THE INDEPENDENT NOMINEES FRANKLIN MUTUAL SUPPORTS.

    EVEN IF YOU PREVIOUSLY HAVE VOTED A PROXY CARD FURNISHED TO YOU BY THE CFC BOARD, YOU HAVE THE LEGAL RIGHT TO CHANGE YOUR VOTE BY SIGNING, DATING AND RETURNING THE ENCLOSED WHITE PROXY CARD. ONLY YOUR LATEST DATED PROXY WILL COUNT AT THE MEETING.

    HOLDERS OF RECORD OF SHARES OF COMMON STOCK AS OF OCTOBER 13, 1999, THE RECORD DATE FOR VOTING AT THE MEETING, ARE URGED TO SUBMIT A WHITE PROXY CARD EVEN IF YOUR SHARES ARE SOLD AFTER THE RECORD DATE.

    IF YOU PURCHASED SHARES OF COMMON STOCK AFTER THE RECORD DATE AND WISH TO VOTE SUCH SHARES AT THE MEETING, YOU SHOULD OBTAIN A WHITE PROXY CARD FROM THE SELLER OF SUCH SHARES.

    IF YOUR SHARES ARE REGISTERED IN YOUR OWN NAME, PLEASE SIGN, DATE AND MAIL THE ENCLOSED WHITE PROXY CARD TO FRANKLIN MUTUAL IN CARE OF INNISFREE M&A INCORPORATED, THE FIRM ASSISTING FRANKLIN MUTUAL IN THE SOLICITATION OF PROXIES, IN THE POSTAGE-PAID ENVELOPE PROVIDED. IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK NOMINEE OR OTHER INSTITUTION, ONLY IT CAN SIGN A WHITE PROXY CARD WITH RESPECT TO YOUR SHARES AND ONLY UPON RECEIPT OF SPECIFIC INSTRUCTIONS FROM YOU. ACCORDINGLY, YOU SHOULD CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND GIVE INSTRUCTIONS FOR A WHITE PROXY CARD TO BE SIGNED REPRESENTING YOUR SHARES. FRANKLIN MUTUAL URGES YOU TO CONFIRM IN WRITING YOUR INSTRUCTIONS TO THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND TO PROVIDE A COPY OF SUCH INSTRUCTIONS TO FRANKLIN MUTUAL IN CARE OF INNISFREE M&A INCORPORATED AT THE ADDRESS INDICATED BELOW SO THAT FRANKLIN MUTUAL WILL BE AWARE OF ALL INSTRUCTIONS GIVEN AND CAN ATTEMPT TO ENSURE THAT SUCH INSTRUCTIONS ARE FOLLOWED.

    If you have any questions about executing your proxy or require assistance, please call:

                                     [LOGO]

                        501 Madison Avenue, 20(th) floor
                               New York, NY 10022
                         Call toll free: (888) 750-5835
                Banks and Brokers, call collect: (212) 750-5833

                         FRANKLIN MUTUAL ADVISERS, LLC

    The proxies solicited hereby are being sought by Franklin Mutual. Franklin Mutual is an investment adviser registered with the Securities and Exchange Commission (the "SEC") and an indirect wholly-owned subsidiary of Franklin Resources, Inc. ("FRI"). Franklin Mutual's principal business is advising its clients with respect to investments in securities, including those of financial institutions. Franklin Mutual has invested over $118 million in CFC. The shares of Common Stock beneficially owned by Franklin Mutual are owned by the funds identified in Appendix I (the "Funds"). Franklin Mutual has all investment and voting power over the securities owned by the Funds. Franklin Mutual, however, does not have any financial interest in the shares owned by its advisory clients.

    For additional information regarding Franklin Mutual and the Funds, see Appendix I annexed to this Proxy Statement.

                    WHY YOU SHOULD VOTE FOR THE INDEPENDENT
                     NOMINEES SUPPORTED BY FRANKLIN MUTUAL

    At the Meeting, Franklin Mutual intends to nominate two persons for the four vacancies scheduled to be filled at the Meeting. Franklin Mutual intends to nominate J. Thomas Burcham and George R. Zoffinger. If Franklin Mutual determines at or prior to the Meeting that either Mr. Burcham or Mr. Zoffinger is unable or otherwise unavailable to serve as a director, Franklin Mutual intends to nominate Matthew P. Wagner at the Meeting for election as a director if he is available. Franklin Mutual will not nominate more than two individuals for election as directors and has no present intention to seek additional board seats if both of its nominees are elected. Franklin Mutual believes that the election of independent nominees represents the best means for the Company's stockholders to maximize the value of their investment in the Company. Franklin Mutual, as the largest stockholder of the Company, is determined to return the value of CFC's Common Stock to where it should be, for the benefit of all of CFC's stockholders.

    Messrs. Burcham, Zoffinger and Wagner are not affiliated with Franklin Mutual or any of its affiliates. If elected to the CFC Board, the nominees will act independently of Franklin Mutual. Franklin Mutual chose the nominees and selected the alternate nominee based on their extensive experience in the banking industry.

    Mr. Burcham is a significant stockholder of the Company and has particular familiarity with the Company and the banking business in the Midwest. He is a paid independent consultant to the Company and was the Chairman of First National Bank Shares, Ltd. which was acquired by the Company in 1998. He is the former Chairman and Chief Executive Officer of Missouri Bank and Trust Company ("MB&T"), a well-run community bank located in Kansas City, Missouri, and its parent holding company, MBT Bancshares, Inc., of which he is the majority stockholder.

    Mr. Zoffinger is the President and Chief Executive Officer of Constellation Capital Corp., a New Jersey-based commercial finance and investment company. He is also a director of Admiralty Bank Corp., a bank holding company located in Florida. He is the former Chairman of Corestates New Jersey National Bank, a
$6 billion bank, as well as the former President and Chief Executive Officer of Constellation Bancorp, a bank holding company which was sold to Corestates in 1993.

    Mr. Wagner is a seasoned banking executive. He is currently the President, Chief Executive Officer and a director of Western Bancorp, a large California bank holding company. Mr. Wagner's status as a director and officer of Western Bancorp will terminate upon the close of the pending sale of Western Bancorp to US Bancorp, presently scheduled to occur prior to the Meeting. However, if the sale of Western Bancorp does not close at or prior to the Meeting, there can be no assurance that Mr. Wagner will resign from his positions at Western Bancorp. If Mr. Wagner does not so resign, Franklin Mutual will not nominate him for election as a director at the Meeting.

    If elected, Messrs. Burcham and Zoffinger (or Mr. Wagner, if he is nominated) are expected to take all actions, subject to their fiduciary duties to all of the Company's stockholders, to maximize stockholder value, through the sale of the Company to the highest bidder, or any other transaction or series of transactions that, in the judgement of the nominees, will serve to accomplish this goal, in each case on the terms most favorable to the Company. There can be no assurance that stockholder value will be maximized as a result of this solicitation or the other proposals set forth herein.

    YOU, THE COMPANY'S STOCKHOLDERS, CAN MOVE TO MAXIMIZE YOUR INVESTMENT, BY SIGNING, DATING AND MAILING PROMPTLY THE ENCLOSED WHITE PROXY CARD IN SUPPORT OF THE INDEPENDENT NOMINEES FRANKLIN MUTUAL SUPPORTS.

    The CFC Board's record speaks for itself. Less than two years ago, CFC's Common Stock hit a closing high of $38 3/16 in April 1998. But within the last year, CFC has missed earnings estimates and the closing price of CFC's Common Stock has dropped as low as $18 5/8 and never gone higher than $25. This history of poor performance goes back as far as 1996. From January 1996 through July 1999, during the strongest bull market in history, CFC's Common Stock, on average, underperformed an index of large thrifts by 41.5% and, if dividends are included, by 49.2%. During the same period, CFC's Common Stock also underperformed an index of CFC's in-market competitors by 64.9% and, if dividends are included, by 75.0%. CFC's Common Stock also dramatically underachieved the S&P 500 Index during this period by 77.1% and, if dividends are included, by 86.6%.

    The following table sets forth, for the fiscal quarters of the Company indicated, the highest closing price per share and lowest closing price per share on the New York Stock Exchange as reported in published financial sources. The stock prices listed below have been modified, when applicable, to reflect distributions such as stock splits or stock dividends:

QUARTER ENDED                                            HIGHEST CLOSE   LOWEST CLOSE
-------------                                            -------------   ------------
March 31, 1996.........................................  $ 17 9/32       $ 15 9/16
June 30, 1996..........................................    17 9/32         16 25/64
September 30, 1996.....................................    19 7/64         16
December 31, 1996......................................    21 9/16         18 39/64

March 31, 1997.........................................    26              20 3/4
June 30, 1997..........................................    25 5/64         21 27/64
September 30, 1997.....................................    32 1/8          25 5/64
December 31, 1997......................................    36 1/2          31 3/8

March 31, 1998.........................................    36 3/8          30
June 30, 1998..........................................    38 3/16         31 1/8
September 30, 1998.....................................    32 3/8          22
December 31, 1998......................................    24 7/16         19 5/8

March 31, 1999.........................................    24              21 1/16
June 30, 1999..........................................    25              22
September 30, 1999.....................................    24 11/16        18 5/8

    The following graph compares the performance of the Company's trading price from January 1, 1996 through July 30, 1999 to (i) the S&P 500 Index and (ii) an index of the top 14 U.S. thrifts by asset size. The thrifts included in the index are: Greenpoint Financial, People's Bank, Charter One Financial, Sovereign Bancorp, Webster Financial Corp, St. Paul Bancorp, Washington Mutual, Downey Financial Corp, Golden West Financial Corp, Dime Bancorp, Astoria Financial, People's Heritage, Golden State Bancorp and Washington Federal. Franklin Mutual arrived at this list by reviewing the top 20 U.S. thrifts by asset size as of June 30, 1999 based on data supplied by SNL Securities. The top 20 U.S. thrifts by asset size all had more than $5 billion in assets as of June 30, 1999. CFC has over $12 billion in assets. Franklin Mutual then removed from the list thrifts that went public during the comparison period as well as private companies, both of which in Franklin Mutual's view, are not comparable to CFC which has been public for over ten years. The stockholder return comparison in the graph tracks $100 invested on January 1, 1996 in each of CFC, the top 14 U.S. thrifts and the S&P 500 Index.

               CFC STOCK RETURN VS. SELECTED THRIFTS AND S&P 500

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          COMMERCIAL FEDERIAL  THIRFT /S&L PEERS  S&P 500 INDEX
1/1/96                   100%               100%           100%
6/30/96                  102%               104%           109%
12/31/96                 127%               126%           120%
6/30/97                  147%               149%           144%
12/31/97                 212%               194%           158%
6/30/98                  188%               204%           184%
12/31/98                 138%               187%           193%
7/30/99                  139%               186%           216%

    The following graph compares the performance of the Company's trading price from January 1, 1996 through July 30, 1999 to (i) the S&P 500 Index and (ii) an index of the top 16 financial institutions which compete in the states where CFC has its main banking activities. The competitors included in the index are:
Firstar Corp, Zions Bancorporation, Wells Fargo Company, First Security Corp., BOK Financial Corp, Brenton Banks, Compass Bancshares, US Bancorp, BankFirst Corp, Community First Bancshares, Commerce Bancshares, Banc One Corp, Golden West Financial Corp, Union Planters Corp, UMB Financial Corp. and First Commerce. Franklin Mutual arrived at this list by selecting the top 5 financial institutions measured by deposit share within each of the states in which CFC has its main banking activities. These states are Arizona, Colorado, Iowa, Kansas, Missouri, Nebraska and Oklahoma. Companies that went public during the comparison period were excluded. Franklin Mutual's sources for deposits by state were SNL Securities and Salomon Smith Barney's THE BANKING MARKETS, August 13, 1999.

             CFC STOCK RETURN VS. SELECTED COMPETITORS AND S&P 500

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          COMMERCIAL FEDERIAL  THIRFT /S&L PEERS  S&P 500 INDEX
1/1/96                   100%               100%           100%
6/30/96                  102%               103%           109%
12/31/96                 127%               133%           120%
6/30/97                  147%               166%           144%
12/31/97                 212%               214%           158%
6/30/98                  188%               216%           184%
12/31/98                 138%               184%           193%
7/30/99                  139%               178%           216%

    Franklin Mutual believes the above comparisons are a reasonable barometer of CFC's performance for two reasons. First, CFC is compared to thrifts of comparable size throughout the U.S. Second, the in-market competitors list compares CFC's performance to banking institutions in CFC's main markets. Because banking and thrift profitability is highly dependent on geographical factors (such as, regional recessions which impact regional employment levels, home prices and mortgage defaults), Franklin Mutual selected regional banking company competitors to compare to CFC. These in-market competitors constitute a comparable peer group for CFC because they compete against CFC in CFC's largest markets for loans, deposits and fee income opportunities, all of which drive earnings and profitability, which in turn impact share prices.

    Less than two years ago, CFC's Common Stock hit a closing high of $38 3/16 in April 1998. However, the gap between CFC's current trading value and its potential merger value is, in Franklin Mutual's view, substantial. We believe this is the case based on the following analysis:

    - During the past year, reported closing prices of CFC's stock ranged between $18 5/8 and $25 per share.

    - CFC's originally reported earnings per share ("EPS") for 1996, 1997 and 1998 (after giving effect to stock splits) were $1.66, $1.34 and $1.62, respectively.

    - Based on statistics compiled by Keefe, Bruyette & Woods, a leading investment bank specializing in the banking industry, the median price to earnings ratios for acquisitions in the savings and loan industry in 1996, 1997 and 1998 were 19.8, 28.3 and 22.0, respectively.

    - By applying these multiples to CFC's originally reported EPS in 1996, 1997 and 1998, CFC's potential per share merger value would be $32.87 based on 1996 EPS, $37.92 based on 1997 EPS and $35.64 based on 1998 EPS.

Although there can be no guarantee of potential merger values, our analysis is supported by analysts at leading research firms. In an August 1999 report, Fox-Pitt, Kelton, Inc., asserts that CFC could command a minimum of 15 times estimated year 2000 EPS in a sale (or, $32.25 based on estimated EPS of $2.15 which is above CFC's historical EPS levels). Similarly, an August 1999 Howe Barnes Investments, Inc. report estimates CFC's merger value at between $33 and $35 per share. Friedman, Billings, Ramsey & Co., Inc. stated in yet another August 1999 report that in the event of an acquisition CFC could represent a "30% upside for investors" (or approximately $31 from a then current price of $23 7/8).

    Based on its past performance, we do not believe that CFC's stock price will ever reflect its potential merger value as long as CFC remains independent.

    CFC's stockholders have in the past urged the CFC Board to pursue a sale of the Company. In 1996, such a stockholder proposal was defeated, but during a 1995 proxy contest conducted by CAI Corporation, CFC's stockholders passed a non-binding stockholder resolution calling for the sale of the Company and elected two directors who were committed to selling the Company. Unfortunately, the CFC Board resisted a sale and instead adopted what is, in our view, a misguided acquisition strategy which has significantly decreased the value of CFC's Common Stock and diluted the interests of stockholders.

    The time for the CFC Board to correct its mistake and find a buyer is running short. In our view, the value of CFC stock is likely to decline further as consolidation continues in the financial institutions industry. Continued consolidation will result in fewer potential acquirors both because there will be fewer financial institutions to acquire CFC and the size of CFC will continue to decline relative to other financial institutions that grow through acquisition.

    In its August 8, 1999 issue, the OMAHA WORLD-HERALD reported that the chairman and chief executive officer of CFC said that the incumbent board believes the Company should remain independent. We, therefore, believe that electing pro-sale directors is perhaps the only way the sale of the Company will occur before it is too late.

    Messrs. Burcham, Zoffinger and Wagner have considerable experience in starting, managing and selling banks. If Messrs. Burcham and Zoffinger (or
Mr. Wagner, if he is nominated) are elected to the CFC Board, as many as eight of the ten members of the CFC Board will be management nominees, and the independent directors will not be in control of the CFC Board. Because CFC's by-laws provide that action by the CFC Board requires a majority vote of the directors present at a meeting at which a quorum (a majority of the number of directors fixed by CFC's by-laws) is present, the independent nominees (if elected) ordinarily will not be able to cause any action to be taken or not taken by the CFC Board unless at least two (assuming only six directors are present at a meeting of the CFC Board) and as many as four (assuming all ten directors are present at such a meeting) other directors agree with their position. Nevertheless, the independent nominees may, because of their qualifications and expertise, be able to inform and persuade other directors sufficiently enough to cause the CFC Board to take or not take various actions.

    If elected and subject to their fiduciary duties under applicable law, Messrs. Burcham and Zoffinger (or Mr. Wagner, if he is nominated) intend to encourage the CFC Board to cause a sale or merger of the Company to or with another financial institution on the most favorable terms available to the Company. However, the independent nominees will only seek to encourage the CFC Board to approve such a transaction if they believe that the value of the transaction is fair to the stockholders of CFC. The independent nominees would encourage the CFC Board to evaluate potential bids on the basis of among other things, the value of the consideration offered, the ability of the bidder to finance the bid, the quality of any non-cash consideration offered (including the financial condition of any bidder offering non-cash consideration), and the timing and likelihood of consummation of the proposed transaction in light of any required financing or regulatory approvals.

    Franklin Mutual and Messrs. Burcham, Zoffinger and Wagner believe that the election of independent nominees would send a strong message to the CFC Board that CFC stockholders want to maximize the value of their investment in the Company through a sale or merger, and would make it more likely that a successful acquisition of the Company will occur. However, because the independent nominees, if elected, will fill only two of the ten seats on the CFC Board, there can be no assurance that the CFC Board will seek to solicit or consider offers for the sale or merger of CFC even if the independent nominees are elected.

    Neither Franklin Mutual nor Messrs. Burcham, Zoffinger or Wagner works on behalf of or as a representative of any potential acquiror of the Company. The Funds, however, may own securities of entities that may be potential acquirors of CFC. Franklin Mutual, its nominees and its alternative nominee are merely committed to maximizing the value of the investment of all of the stockholders of CFC. Franklin Mutual intends to communicate with potential acquirors of CFC and their financial advisors with a view towards encouraging potential acquirors to submit merger and acquisition proposals to the CFC Board and the stockholders of CFC.

    YOUR VOTE IS IMPORTANT. SIGN, DATE AND MAIL PROMPTLY THE ENCLOSED WHITE PROXY CARD IN THE ENCLOSED ENVELOPE.

                 THE CFC BOARD'S RESPONSE TO FRANKLIN MUTUAL'S
              EFFORTS TO ALLOW YOU TO ELECT INDEPENDENT DIRECTORS

    We believe that rather than concentrating on maximizing the value of your investment, the CFC Board is more interested in spending corporate funds to entrench itself. AS YOU DECIDE WHICH NOMINEES TO VOTE FOR, YOU SHOULD CONSIDER STRONGLY YOUR BOARD'S RESPONSE TO OUR EFFORT TO HAVE YOU ELECT ONLY TWO PRO-SALE DIRECTORS TO CFC'S TEN-MEMBER BOARD. We believe that through their response your incumbent directors are sending you the message that their only goal is to maintain the STATUS QUO and that improving stockholder value is NOT their priority.

    In a stockholder notice of nominations, dated September 8, 1999, in accordance with CFC's existing advance notice requirement, we notified CFC of our intention to nominate Mr. Burcham and Mr. Zoffinger at the Meeting for election as directors. We also notified CFC of our intention to nominate
Mr. Wagner at the Meeting for election as a director if we determine at or prior to the Meeting that either Mr. Burcham or Mr. Zoffinger is unable or otherwise unavailable to serve as a director. Other than the litigation cited herein and the legal dispute over Mr. Burcham's eligibility, we are not presently aware of any reason why Mr. Burcham or Mr. Zoffinger would be unable or otherwise unavailable to serve as a director. After receiving our notice of nominations, the CFC Board, on September 28, 1999, adopted an amendment to the CFC by-laws which establishes new eligibility requirements for directors and would preclude Mr. Burcham and Mr. Wagner from serving as a director even though we believe they are otherwise qualified to serve under the federal banking laws and under the Company's by-laws in effect when CFC received our timely notice of nominations. The CFC Board's adoption of the by-law amendment was not disclosed publicly until after the deadline for giving notice of nominations passed.

    By letter dated September 29, 1999, which we did not receive until October 4, 1999, the CFC Board notified us of its intention to declare the nominations of Mr. Burcham and Mr. Wagner defective based on the CFC Board's interpretation of certain Office of Thrift Supervision (the "OTS") regulations. By letter dated October 6, 1999, we notified the Company that, contrary to the Company's assertions, we believe that both Mr. Burcham and Mr. Wagner are eligible to be nominated and to serve as directors under the OTS regulations and the Company's by-laws in effect when CFC received our stockholder notice of nominations. We also notified CFC that we believe the by-law amendment is an impermissible and improper attempt to disenfranchise stockholders and called for the CFC Board to rescind the by-law amendment immediately. So far, the CFC Board has refused to rescind the by-law amendment. Indeed, in a letter dated October 14, 1999, CFC responded to our October 6, 1999 letter by reiterating its position that Mr. Burcham and Mr. Wagner are not eligible to serve or to be nominated to serve as directors and that the by-law amendment is valid.

    On October 13, 1999, CFC filed suit in federal court in Nebraska against Franklin Mutual and Messrs. Burcham and Wagner seeking a declaration by the court that Mr. Burcham and Mr. Wagner are not eligible to be nominated and/or to serve as directors. CFC is also seeking a declaration by the court that the by-law amendment is legally valid.

    By letter dated October 6, 1999, we requested, among other things, (i) a list of the stockholders of the Company entitled to vote at the Meeting,
(ii) certain information concerning the beneficial owners of the Company's Common Stock, and (iii) all minutes of meetings of the CFC Board for the past three years. On October 15, 1999, CFC made available to our representatives some, but not all, of the records we requested in our October 6, 1999 letter. Specifically, although the record date for the Meeting had passed, CFC refused to provide a list of stockholders entitled to vote at the meeting. Instead, as permitted under Nebraska law, CFC provided a record of stockholders as of October 6, 1999, the date of our request, and said it would make a record of stockholders as of the record date available after it provided notice of the meeting to stockholders, which presumably would occur through mailing of the Company's proxy statement. By not providing us with an accurate list of stockholders entitled to vote at the meeting until after it mails its proxy material to stockholders, we believe the CFC Board is attempting to place its largest stockholder at a disadvantage in the solicitation of proxies. CFC also refused to provide us with its board minutes for the last three years claiming that its largest stockholder did not have a "proper purpose" for reviewing the minutes. We are surprised that the CFC Board is not willing to make its records available to its stockholders. What can they be afraid of? As to the additional information we requested, CFC said it would only provide such information if and when it becomes available, provided we sign a confidentiality agreement. WE BELIEVE THE CFC BOARD'S RESPONSE TO OUR REQUEST FOR STOCKHOLDER AND BOARD RECORDS IS AIMED AT DELAYING AND FRUSTRATING ITS LARGEST STOCKHOLDER FROM CONDUCTING A LAWFUL PROXY SOLICITATION.

    Because we want to protect the right of all of the Company's stockholders to decide freely between competing slates of nominees, on October 18, 1999, we and Messrs. Burcham and Wagner sued CFC and the incumbent directors in Nebraska federal court. Our complaint alleges that CFC and the incumbent directors have taken unlawful and irresponsible action to entrench themselves, to frustrate Franklin Mutual's intention to nominate two nominees and to preclude two highly-qualified individuals from running for election and serving as directors on the Company's board of directors. The complaint alleges in particular that the by-law amendment is unlawful and that the incumbent directors have breached their fiduciary duties to the Company's stockholders. The complaint also alleges that CFC's interpretation of the OTS regulations is erroneous. We are also seeking injunctive relief to preclude CFC and the incumbent directors from preventing the election of independent nominees.

RATHER THAN LETTING YOU, THE STOCKHOLDER, DECIDE FREELY WHO SHOULD SIT ON YOUR BOARD AND CONCENTRATING ON MAXIMIZING THE VALUE OF YOUR INVESTMENT, WE BELIEVE THE CFC BOARD IS DIRECTING ITS EFFORTS AT ATTEMPTING TO DENY YOU THE RIGHT TO ELECT INDEPENDENT DIRECTORS OF YOUR CHOOSING.

    As the largest stockholder of CFC, we are deeply concerned by what we believe is CFC's attempt to deny its stockholders the right to decide freely between competing slates of nominees for election to the CFC Board. We are appalled, as all of the Company's stockholders should be, by what we view as CFC's desperate efforts to deny all stockholders the right to elect two highly-qualified and independent nominees to the Company's board of directors.

    We delivered our notice of nominations to the Company on September 9, 1999, well in advance of the September 17, 1999 advance notice deadline fixed by the CFC by-laws. We believe the sole purpose of this requirement is to protect the incumbent board by making it more difficult for the Company's stockholders to nominate an alternate slate of directors. Nevertheless, we complied fully with this arbitrary deadline. The Company, however, took 20 days to respond to our notice. We believe this delay is surprising given that CFC's response was in our view an attempt to disenfranchise its stockholders, and, in particular, its largest stockholder.

    CFC's attempt to disregard the nomination of Mr. Burcham is based on CFC's interpretation of the OTS regulations. CFC asserts that under these regulations Mr. Burcham is ineligible to serve as a director of the Company because he is the majority stockholder of MBT Bancshares, which is the parent company of MB&T, a well-run community bank whose only office is in Kansas City, Missouri. Despite the Company's assertions, we believe that the fact that Mr. Burcham is the majority stockholder of MBT Bancshares does not disqualify Mr. Burcham from being nominated or serving as a director of the Company. In fact, we believe
Mr. Burcham's experience with MB&T as well as his other banking experience, including the fact that he is an independent consultant to CFC, make him uniquely qualified to serve as a director. In any event, the OTS has adopted amendments to its regulations that take effect on January 1, 2000, but that can be relied upon immediately without having to wait for the official effective date. Such early adoption is permitted by Section 4802(b)(2) of the United States Code and was explicitly acknowledged by the OTS and the other federal bank regulators in the release accompanying the amended regulations. The amended regulations include a "small market share exemption" for depository organizations that hold, in the aggregate, no more than 20% of the deposits in the relevant markets where each have offices. In the release accompanying the amended regulations, the OTS and the other federal bank regulators state that "no agency approval is required in order to claim the proposed small market share exemption." In view of the relatively small market share of CFC, and the miniscule market share of MB&T, we believe this exemption avoids any issue under the OTS regulations.

    The CFC Board has determined that it is not in the best interests of the Company or its stockholders to rely on the amended regulations immediately. The incumbent directors claim that CFC's experience with a director who sat on the board of a small bank is justification for not relying on the amended regulations immediately. We believe that the former director CFC is referring to is W. A. Krause. According to a published news report, Mr. Krause is the largest individual stockholder of CFC and became a CFC director in early 1998, upon CFC's acquisition of Liberty Financial, a bank holding company formerly owned in part by Mr. Krause. Mr. Krause was a director of CFC until May 10, 1999. The vacancy created by Mr. Krause's resignation was not filled by the CFC Board until after we notified the Company of our intention to nominate two independent directors for election to the board. We believe that, by filling the vacancy after receiving our notice of nominations, the CFC Board was able to ensure that the independent nominees would, at most, represent only two of the ten directors on the board as opposed to two of nine, which was the size of the board when we submitted our notice of nominations. According to a published news report, Mr. Krause advocated the sale of CFC while he was a director. Also according to a published news report, while a director of CFC, Mr. Krause was a partner in a group that bought a small bank that opened an office near CFC's West Des Moines office. Mr. Krause resigned voluntarily from the CFC Board in May 1999. According to a published news report, Mr. Krause said the most important factor leading to his resignation was a disagreement over whether the Company should be sold, as well as legal restrictions on when directors can sell stock. CFC's
Form 8-K and the press release filed as an exhibit thereto announcing
Mr. Krause's resignation from the CFC Board do not state that Mr. Krause resigned or was asked to resign from the CFC Board because of his relationship with the new bank. Indeed, according to a published news report, Mr. Krause said that he checked with the federal banking regulators who told him they did not see any conflict in his relationship with the new bank. We believe that it is only now, when faced with our effort to elect two independent directors, that the CFC Board is claiming that Mr. Krause's tenure on the CFC Board justifies, first, the board's unwillingness to rely on the amended OTS regulations and, second, its adoption of the improper by-law amendment. Contrary to CFC's assertions, there is virtually no action required of CFC to rely on the amended regulations other than maintaining certain records showing the exemption is available. Consequently, if Mr. Burcham is elected to the board, we believe there will be no issue to resolve under the OTS regulations.

    The CFC Board also questioned Mr. Wagner's eligibility to serve as a director. As disclosed elsewhere in this proxy statement, we selected
Mr. Wagner as an alternate nominee, among other reasons, because Mr. Wagner is a seasoned banking executive. Mr. Wagner is currently the President, Chief Executive Officer and a director of Western Bancorp, a large California bank holding company. CFC has asserted that Mr. Wagner is ineligible to serve as a director because he currently is, and at the time we sent CFC our notice of nominations was, a management official of a financial institution for which there is no exemption under the OTS regulations. Mr. Wagner's status as a director and officer of Western Bancorp will terminate upon the close of the pending sale of Western Bancorp to US Bancorp, presently scheduled to occur prior to the Meeting. However, if the sale of Western Bancorp does not close at or prior to the Meeting, there can be no assurance that Mr. Wagner will resign from his positions at Western Bancorp. If Mr. Wagner does not so resign, Franklin Mutual will not nominate him for election as a director at the Meeting. CFC claims that we cannot nominate Mr. Wagner for election at the Meeting, even if Mr. Wagner has resigned from his positions at Western Bancorp, because the CFC Board's interpretation of the CFC by-laws it adopted is that Mr. Wagner should have resigned at the time we notified the Company of our intention to nominate him as an alternate nominee. Contrary to the Company's assertions, the CFC by-laws say nothing about when the requirements must be met, and in our view the only reasonable interpretation is that the requirements must be met when the director takes office.

    In what we believe is yet another effort to thwart our nominations, CFC claims that a stockholder is not permitted to designate an alternate nominee. We are not seeking to elect an ALTERNATE DIRECTOR. If either Mr. Burcham or Mr. Zoffinger becomes unable or unavailable to serve AFTER being elected as a director, Mr. Wagner will NOT replace either of them. The CFC Board would fill the vacancy according to the Company's by-laws. Rather, solely to comply with CFC's advance notice requirement, we have notified CFC that we intend to nominate Mr. Wagner at the Meeting for election as a DIRECTOR if and only if he is available and we determine at or prior to the Meeting that either
Mr. Burcham or Mr. Zoffinger is unable or unavailable to serve. If we did not give the Company advance notice of the name of our alternate nominee, under CFC's by-laws, we believe we would not have been able to nominate two persons for election to the board if one of our nominees became unavailable. The Company has its own precedent for permitting alternate nominees. In its definitive proxy materials for the Company's 1995 Annual Meeting, CAI Corporation clearly stated its intention to nominate an alternate if either of its two nominees was unable to serve or otherwise unavailable for election. As noted elsewhere in this proxy statement, it was at the 1995 annual meeting that the Company's stockholders passed a resolution calling for the sale of the Company and elected two directors who were committed to selling the Company to maximize stockholder value. However, even in the face of this clear message, the CFC Board resisted a sale and instead adopted what is, in our view, a misguided acquisition strategy which has significantly decreased the value of CFC's Common Stock and diluted the interests of stockholders.

    We believe that the CFC Board's adoption of a by-law amendment that in our view is intended to disqualify Mr. Burcham and Mr. Wagner from being elected a director of the Company is an egregious breach of the incumbent directors' fiduciary duties to stockholders. We believe that the effect of the by-law amendment is to impose new eligibility requirements for directors AFTER CFC received our timely notice of nominations and AFTER the date fixed in the CFC by-laws for notice of nominations. If this is the case, we believe the Board is no longer, if it ever was, acting in the best interests of the Company's stockholders. In our view, the amendment was adopted because the CFC Board is aware that the amended OTS regulations would remove any doubt as to whether
Mr. Burcham is eligible to serve as director. The incumbent directors claim that the amendment is necessary to prevent an individual from serving on the Board who serves also on the board of a competing bank, regardless of how little the other bank may be and how little a competitive threat it may be. We are surprised that CFC finds it necessary to adopt through its by-laws a restriction that even the federal banking regulators would not adopt. We believe the amendment is inadvisable and against the best interests of stockholders because it limits the number of qualified individuals who can serve as directors of the Company. We believe that you, the stockholder, should determine who is qualified to sit on your board. But more importantly and regardless of its general advisability, we believe that under well-established principles of corporate law (including the BLASIUS INDUSTRIES case in the State of Delaware which stands for the proposition that directors must show a compelling justification for actions that would "thwart" a shareholder vote) the amendment cannot be adopted at a time when it would deprive a stockholder of its right to nominate directors who are otherwise qualified under the by-laws of the Company as in effect at the time of nomination. There is no justification for a board's adoption of a by-law amendment which has the effect of impeding the proper exercise of stockholder voting power, especially when it is on notice of a contested election of directors.

    Stockholders should be aware that the litigations referred to in this proxy statement over the eligibility of Messrs. Burcham and Wagner to serve as directors may or may not be resolved prior to the Meeting. If the matter remains unresolved as of the meeting date and Messrs. Burcham and Wagner (if he is nominated) receive enough votes to be elected to the CFC Board, the outcome of the litigations would determine whether Messrs. Burcham and/or Wagner will ultimately be seated as directors.

    Despite, in our view, the Company's attempts to deny its stockholders the freedom to choose between two slates of nominees for election, we continue to believe that the election of the independent nominees to the CFC Board and the prompt sale of the Company to the highest bidder on terms most favorable to the Company are the best means for the Company's stockholders to maximize the value of their investment. BY VOTING FOR THE INDEPENDENT NOMINEES, WE BELIEVE YOU CAN SEND THE CFC BOARD THE CLEAR MESSAGE THAT THE JOB OF THE COMPANY'S BOARD IS TO FOCUS ON INCREASING STOCKHOLDER VALUE AND THAT YOU, NOT THE INCUMBENT DIRECTORS, WILL DECIDE WHO SITS ON YOUR BOARD.

                 MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

ELECTION OF DIRECTORS

    The Company's Articles of Incorporation set the total number of directors at no less than nine and no more than twelve and provide that the CFC Board shall be divided into three classes, each having a staggered term of three years. The Company's Board of Directors currently consists of ten directors. At the Meeting, four directors will be elected for a term of three years.

    Franklin Mutual intends to nominate Mr. Burcham and Mr. Zoffinger for election to the Company's Board at the Meeting. Each of these nominees has consented to being named in this proxy statement and to serve as a director if elected, and it is not contemplated that either of them will be unavailable for election as a director. If Franklin Mutual determines at or prior to the Meeting that either Mr. Burcham or Mr. Zoffinger is unable or otherwise unavailable to serve as a director, and Mr. Wagner is available, Franklin Mutual intends to nominate Mr. Wagner at the Meeting for election as a director. Unless a court of competent jurisdiction orders the Company to permit Franklin Mutual to nominate additional or substitute nominees, Franklin Mutual will not be permitted to vote for additional or substitute nominees because the deadline for giving notice of nominations has passed. Franklin Mutual is proposing the election of two nominees in opposition to the nominees proposed by the CFC Board. However, if either Mr. Burcham or Mr. Zoffinger is unavailable or unable to serve as a director, and Mr. Wagner is also unavailable, stockholders who use Franklin Mutual's WHITE proxy card will only be voting for one of the four seats to be filled at the meeting.

    FRANKLIN MUTUAL RECOMMENDS THAT YOU VOTE "FOR" ITS NOMINEES ON THE ENCLOSED WHITE PROXY CARD.

    The information below is provided with respect to Franklin Mutual's nominees for directors of the Company and its alternative nominee. Each of the independent nominees and the alternate nominee is a United States citizen.

NAME AND BUSINESS ADDRESS                     AGE       PRINCIPAL OCCUPATION FOR PAST FIVE YEARS AND DIRECTORSHIPS
-------------------------                   --------   ------------------------------------------------------------
J. Thomas Burcham.........................  58         Chairman and Chief Executive Officer, Missouri Bank and
191 Damifiwill                                         Trust Company, from December 1985 to August 1999; Chairman,
Boca Grande, FL 33921                                  First National Bank Shares, Ltd., from December 1983 to
                                                       January 1998. Mr. Burcham is also a paid consultant of CFC pursuant to a consulting agreement which will expire January
                                                       30, 2001.

George R. Zoffinger.......................  51         President and Chief Executive Officer, Constellation Capital
c/o Constellation Capital Corp.                        Corp., since February 1998; President and Chief Executive
120 Albany St. Plaza                                   Officer, Value Property Trust, October 1995 to February
New Brunswick, NJ 08901                                1998; Chairman, Corestates New Jersey National Bank, from
                                                       1993 to 1995; President and Chief Executive Officer,
                                                       Constellation Bank Corp., from December 1991 to March 1993;
                                                       Director: New Jersey Resources, Inc., MFN Financial Corp.,
                                                       Admiralty Bank Corp. and Atlas Steel Corp.

NAME AND BUSINESS ADDRESS                     AGE       PRINCIPAL OCCUPATION FOR PAST FIVE YEARS AND DIRECTORSHIPS
-------------------------                   --------   ------------------------------------------------------------
Alternate Nominee:

Matthew P. Wagner.........................  43         President and Chief Executive Officer of Western Bancorp
c/o Western Bancorp Bank                               from October 1996 to present; Executive Vice President of
Holding Co.                                            Trust and Investment Management, First Bank System, from
4100 Newport Place, Suite 900                          June 1985 to June 1996. Mr. Wagner's status as a director
Newport Beach, CA 92660                                and officer of Western Bancorp will terminate upon the close of the pending sale of Western Bancorp to US Bancorp,
                                                       presently scheduled to occur prior to the Meeting. However, if the sale of Western Bancorp does not close at or prior to the Meeting, there can be no assurance that Mr. Wagner will resign from his positions at Western Bancorp. If Mr. Wagner does not so resign, Franklin Mutual will not nominate him
                                                       for election as a director at the Meeting.

    For additional information regarding Messrs. Burcham, Zoffinger and Wagner, see Appendix I annexed to this Proxy Statement. The information above and in Appendix I has been furnished to Franklin Mutual by Messrs. Burcham, Zoffinger and Wagner.

    Messrs. Burcham, Zoffinger and Wagner will not receive any compensation from Franklin Mutual or the Funds for services as a director of the Company or for agreeing to stand for election as a director.

    Mr. Burcham and the Company are parties to a consulting agreement effective as of June 30, 1998 pursuant to which Mr. Burcham has agreed to assist, advise and consult with CFC on the business, affairs and operations of CFC, its subsidiaries and affiliates, as CFC may request. For his services, CFC pays
Mr. Burcham an annual fee of $125,000, and reimburses him for his expenses incurred in performing services as a consultant. The agreement expires June 30, 2001.

    Except as disclosed in this Proxy Statement (including the Schedules and Appendices hereto), none of Messrs. Burcham, Zoffinger and Wagner, Franklin Mutual, the Funds or any of their affiliates or associates has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Meeting.

OTHER MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

    It is expected that the CFC Board will send to you management's proxy statement discussing, in addition to the election of directors, any other matter that may properly come before the Meeting. With the exception of the election of directors, Franklin Mutual is not aware at the present time of any other matters which are scheduled to be voted upon by stockholders at the Meeting. However, if any other matter properly comes before the Meeting, the persons named as proxies on the enclosed WHITE Proxy Card will, subject to the provisions of this paragraph, have discretionary authority to vote all shares covered by such proxies in accordance with their discretion with respect to such matter. If Franklin Mutual becomes aware a reasonable time in advance of the Meeting that CFC's management intends to present for a stockholder vote at the Meeting any matters not included on the enclosed WHITE proxy card, Franklin Mutual intends either to refrain from voting on any such matter or to revise the WHITE proxy card in order to include any such additional matter thereon. CFC also will furnish stockholders with additional proxy materials describing any such additional matter. If stockholders voted or vote on the original WHITE proxy card which does not include such additional matters, Franklin Mutual will exercise its discretionary authority with respect to such additional matter and will advise stockholders as to how it will use such discretionary authority. If a stockholder wishes to specify the manner in which his or her shares are to be voted on any such additional matters, the stockholder will have the opportunity to vote on the revised WHITE proxy card. Submission of any properly executed proxy card will revoke all prior proxy cards.

                           VOTING AND PROXY PROCEDURE

PROXY INFORMATION

    The enclosed WHITE Proxy Card may be executed only by holders of record at the close of business on October 13, 1999 (the "Record Date").

    The shares of Common Stock represented by each WHITE Proxy that is properly executed and returned to Franklin Mutual will be voted at the Meeting in accordance with the instructions marked thereon but if no instructions are marked thereon, the proxy will be voted for the election of the Messrs. Burcham and Zoffinger (or Mr. Wagner, if he is nominated) and, in the discretion of the proxies, on whatever other matters as may properly come before the meeting or any adjournments or postponements thereof. Subject to the right of Franklin Mutual to allocate votes between its two nominees in the manner described below (see "QUORUM AND VOTING"), executed but unmarked WHITE proxies will be voted FOR the election of Messrs. Burcham and Zoffinger as directors (or Mr. Wagner, if he is nominated).

    If you hold your shares in one or more brokerage firms, banks or nominees, only they can vote your shares and only upon receipt of your specific instructions. Accordingly, you should contact the person responsible for your account and give instructions to vote the WHITE Proxy.

PROXY REVOCATION

    Whether or not you plan to attend the Meeting, Franklin Mutual urges you to vote FOR Messrs. Burcham and Zoffinger (or Mr. Wagner, if he is nominated) by signing, dating and returning the WHITE Proxy Card in the enclosed envelope. You can do this even if you have already sent a different proxy card solicited by the CFC Board. It is the last proxy that counts.

    Execution of a WHITE Proxy Card does not affect your right to attend the Meeting and to vote in person. Any stockholder granting a proxy (including a proxy given to the Company) may revoke it at any time before it is voted by
(a) submitting a new, duly executed proxy bearing a later date, (b) attending and voting at the Meeting in person, or (c) at any time before a previously executed proxy is voted, giving written notice of revocation to either Franklin Mutual, c/o Innisfree M&A Incorporated, or the Company. Merely attending the Meeting will not revoke any previous proxy which has been duly executed by you. The WHITE Proxy Card furnished to you by Franklin Mutual, if properly executed and delivered, will revoke all prior proxies.

    IF YOU PREVIOUSLY EXECUTED AND RETURNED A PROXY CARD TO THE COMPANY, FRANKLIN MUTUAL URGES YOU TO REVOKE IT BY SIGNING, DATING AND MAILING THE WHITE PROXY CARD IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING WITHIN THE UNITED STATES.

QUORUM AND VOTING

    Management's proxy statement is required to provide information about the number of shares of CFC's stock outstanding and entitled to vote, the number of record holders thereof and the record date for the Meeting, and reference is made thereto for such information. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote on matters that come before the Meeting.

    The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to constitute a quorum at the Meeting. If a quorum is not present or represented by proxy, the stockholders entitled to vote, present or represented by proxy, have the power to adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present or represented. Assuming a quorum is present, under Nebraska law, directors are elected by a plurality of votes cast by stockholders at the Meeting.

    Pursuant to the by-laws of CFC and Nebraska law, each stockholder voting for the election of directors is entitled to vote the number of shares owned by such stockholder for as many persons as there are directors to be elected or to cumulate votes by multiplying the number of shares held by such stockholder by the number of directors to be elected. Each stockholder will be entitled to cast votes for one director or distribute them among any number of candidates. According to the proxy statement sent by CFC to stockholders in connection with the November 16, 1998 Annual Meeting of CFC stockholders, votes not cast at the Meeting because of abstentions or broker non-votes are not considered in connection with determining the outcome of the election of directors.

    The CFC Board will nominate four persons for the four seats scheduled to be filled at the Meeting. Franklin Mutual will only nominate two persons for election. Therefore there will likely be six nominees for the four seats, and the four nominees who receive the greatest number of votes will be elected. Stockholders who use the WHITE proxy card furnished by Franklin Mutual will not be able to vote for any of CFC's nominees and will only be voting to fill two of the four vacancies scheduled to be filled at the Meeting. Stockholders who use the WHITE proxy card will revoke any previous proxies they mailed and will only be voting to fill two of the four board seats to be filled. Stockholders who use the proxy card furnished by CFC will not be able to vote for Messrs. Burcham and Zoffinger (or Mr. Wagner, if he is nominated). Stockholders are not permitted to use both proxy cards and accordingly cannot vote for Franklin Mutual's nominees on its WHITE proxy card and also vote for a CFC nominee using CFC's proxy card. Any stockholder who wishes to vote for Messrs. Burcham and Zoffinger (or
Mr. Wagner, if he is nominated) and one or more of the Company's nominees will be required to vote by ballot at the Meeting. However, the cumulative voting process insures that no votes are wasted by voting on Franklin Mutual's WHITE proxy card, as each vote cumulated towards the election of Messrs. Burcham and Zoffinger (or Mr. Wagner, if he is nominated) will increase their chances of being elected.

    Franklin Mutual intends to vote all of its shares, and those for which Franklin Mutual is given proxies, for the election of Messrs. Burcham and Zoffinger (or Mr. Wagner, if he is nominated). Franklin Mutual intends to cumulate its votes among its two nominees in such a manner as to obtain the maximum representation possible on the CFC Board.

    Unless otherwise indicated by a stockholder, a vote for Messrs. Burcham and Zoffinger (or Mr. Wagner, if he is nominated) will give Franklin Mutual discretionary authority to cumulate all votes to which the stockholder is entitled and to allocate them in favor of any or all of the independent nominees (including the alternate nominee) as Franklin Mutual may determine. The effect of cumulation and voting in accordance with that discretionary authority may be to offset the effect of a stockholder's having withheld authority to vote for one of Franklin Mutual's nominees because proxyholders will be able to allocate votes of stockholders who have not withheld authority to vote in any manner they determine among such nominees. If a stockholder desires specifically to allocate votes among Franklin Mutual's nominees, the stockholder should so specify on the proxy card. Subject to Franklin Mutual's right to cumulate votes, Franklin Mutual will vote the proxy for the election of Messrs. Burcham and Zoffinger (or Mr. Wagner, if he is nominated) unless authority to vote for Messrs. Burcham and Zoffinger (or Mr. Wagner, if he is nominated) is withheld.

                      CERTAIN STOCKHOLDERS OF THE COMPANY

    The following table sets forth, as of October 10, 1999, the number and percent of outstanding shares of Common Stock beneficially owned by Franklin Mutual and each of Messrs. J. Thomas Burcham, George R. Zoffinger and Matthew P.
Wagner:

NAME AND ADDRESS                                              NUMBER OF SHARES    PERCENTAGE OF SHARES
OF BENEFICIAL OWNER                                          BENEFICIALLY OWNED    BENEFICIALLY OWNED
-------------------                                          ------------------   --------------------
Franklin Mutual Advisers, LLC..............................        4,663,552(1)            7.9%(2)
51 John F. Kennedy Parkway
Short Hills, NJ 07078

J. Thomas Burcham..........................................          825,738(3)            1.4%(2)
191 Damifiwill (P.O. Box 1818)
Boca Grande, FL 33921

George R. Zoffinger........................................             1000(4)              *
7 Maidstone Ct.
Skillman, NJ 08558

Matthew P. Wagner..........................................                0                 *
1426 Mockingbird Place
Los Angeles, CA 90069

All above parties as a group...............................        5,490,290               9.2%(2)

------------------------

*   Indicates less than 1%.

(1) Such shares are beneficially owned by the Funds, which, pursuant to advisory contracts, are advised by Franklin Mutual. Such advisory contracts grant to Franklin Mutual all investment and voting power over the securities owned by such Advisory clients.

(2) Percentage of shares based upon 59,362,412 shares of Common Stock, which represents the number of shares outstanding as of September 20, 1999 according to the Company's Form 10-K for the fiscal year ended June 30, 1999.

(3) Includes 106,822 shares in trust of which J. Thomas Burcham is one of three trustees. Also includes 90,000 shares in Goldman Sachs Greenstreet Exchange Fund LP, 37,594 shares owned by Mr. Burcham's spouse and 6,507 shares owned by Mr. Burcham's adult daughter.

(4) All 1000 shares owned by the Zoffinger Family Limited Partnership.

    Management's proxy statement sets forth information as to the number and percentage of outstanding shares beneficially owned by (i) each person known by CFC to own more than 5% of the outstanding Common Stock, (ii) each director of CFC, (iii) each of the five most highly paid executive officers of CFC, and
(iv) all executive officers and directors of CFC as a group, and reference is made thereto for such information.

              CFC ANNUAL REPORT AND MANAGEMENT' S PROXY STATEMENT

    An annual report to stockholders covering CFC's fiscal year ended June 30, 1999, including financial statements, is being furnished to stockholders by the Company. Such annual report does not form any part of the material for the solicitation of proxies by Franklin Mutual.

    The CFC Board is also soliciting proxies for use at the Meeting and will be furnishing a proxy statement in connection therewith. Neither Franklin Mutual nor any of its affiliates is presently an officer or director, or otherwise engaged in the management, of CFC. Consequently, Franklin Mutual does not have current information concerning the Common Stock of the Company, the beneficial ownership of such stock by the principal holders thereof, other information concerning the Company's management, the procedures for submitting proposals for consideration at the next Annual Meeting of Stockholders of the Company and certain other matters regarding the Company and the Meeting required by the rules of the SEC to be included in a proxy statement. Accordingly, reference is made to management's proxy statement for such information.

    Franklin Mutual does not make any representation as to the accuracy or completeness of the information contained in the Annual Report and management's proxy statement.

                          PROXY SOLICITATION; EXPENSES

    The Funds, in proportion to their ownership of CFC Common Stock, will bear the entire expense of preparing, assembling, printing and mailing this Proxy Statement and the WHITE Proxy Card and the cost of soliciting proxies.

    The total cost of this proxy solicitation (including fees of attorneys, accountants, public relations advisers, solicitors and advertising and printing expenses) is estimated to be approximately $500,000. Through September 30, 1999, Franklin Mutual has incurred approximately $116,000 of expenses in connection with this proxy solicitation. To the extent legally permissible, Franklin Mutual will seek reimbursement from the Company for the costs of this solicitation. Franklin Mutual does not currently intend to submit approval of such reimbursement to a vote of stockholders of the Company at a subsequent meeting unless required by law.

    In addition to this initial solicitation by mail, proxy solicitations may be made by Franklin Mutual (including by its president and chief executive officer, senior vice president, investment officers, portfolio managers and other officers) and Messrs. Burcham and Zoffinger, without additional compensation, except for reimbursement of reasonable out-of-pocket expenses. Solicitations may be made by telephone, facsimile, hand delivery messenger, and personal solicitors. Franklin Mutual will pay to banks, brokers and other fiduciaries their reasonable charges and expenses incurred in forwarding proxy materials to their principals and in obtaining authorization for execution of proxies.

    Franklin Mutual has retained Innisfree M&A Incorporated ("Innisfree") to assist in the solicitation of proxies. Franklin Mutual will pay Innisfree a minimum fee of $50,000 and a maximum fee of $100,000 if Franklin Mutual's nominees are elected to the Board and Franklin Mutual is successful in obtaining reimbursement of its expenses from the Company. Franklin Mutual has also agreed to reimburse Innisfree for its reasonable out-of-pocket expenses. Innisfree will solicit proxies from individuals, brokers, banks, nominees and other institutional holders. Approximately 40 persons will be utilized by Innisfree in its solicitation efforts, which may be made by telephone, telegram or in person.

                             ADDITIONAL INFORMATION

    Franklin Mutual has filed with the SEC a Statement on Schedule 13D, which contains information in addition to that furnished herein. This Schedule 13D and any amendments thereto may be inspected at, and copies may be obtained from, the Public Reference Section of the Securities and Exchange Commission, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C., 20549.

                                                   FRANKLIN MUTUAL ADVISERS, LLC

October 21, 1999

         IF YOU HAVE ANY QUESTIONS OR REQUIRE ASSISTANCE, PLEASE CALL:

                                     [LOGO]

                        501 MADISON AVENUE, 20(TH) FLOOR
                               NEW YORK, NY 10022
                         CALL TOLL FREE: (888) 750-5835
                BANKS AND BROKERS, CALL COLLECT: (212) 750-5833

                                                                      APPENDIX I

               CERTAIN INFORMATION REGARDING FRANKLIN MUTUAL, THE
                       INDEPENDENT NOMINEES AND THE FUNDS

FRANKLIN MUTUAL ADVISERS, LLC

    Franklin Mutual's business address is 51 John F. Kennedy Parkway, Short Hills, NJ 07078.

    Franklin Mutual's principal business is an investment adviser registered with the Securities and Exchange Commission.

    The shares of Common Stock beneficially owned by Franklin Mutual are those of the Funds identified in Appendix I. Schedule A sets forth all purchases and sales by the Funds of CFC Common Stock during the past two years.

J. THOMAS BURCHAM

    The following sets forth all purchases and sales during the past two years of CFC Common Stock deemed to be beneficially owned by Mr. Burcham. All transactions were effected in open market transactions.

         06/17/98                   5,000 shares                     Sale
         07/01/98                   5,000 shares                     Sale
         07/24/98                   10,000 shares                    Sale
         07/28/98                   5,000 shares                     Sale
         07/29/98                   5,000 shares                     Sale
         08/11/98                   10,000 shares                    Sale
         10/12/98                   6,000 shares                     Sale
         10/13/98                   2,000 shares                     Sale
         06/08/99                   3,000 shares                     Sale
         06/14/99                   2,000 shares                     Sale

GEORGE R. ZOFFINGER

    The following sets forth all purchases and sales during the past two years of CFC Common Stock deemed to be beneficially owned by Mr. Zoffinger. All transactions were effected in open market transactions.

         08/16/99                    1000 shares                   Purchase

MATTHEW P. WAGNER

    Mr. Wagner has not beneficially owned any CFC Common Stock in the past two years.

MUTUAL BEACON FUND,
  A SERIES OF FRANKLIN MUTUAL SERIES INC.

    The business address of Mutual Beacon Fund is c/o Franklin Mutual Advisers, LLC, 51 John F. Kennedy Parkway, Short Hills, NJ 07078.

    Mutual Beacon Fund is an investment company registered with the Securities and Exchange Commission.

    Schedule A sets forth all purchases and sales by Mutual Beacon Fund of CFC Common Stock during the past two years. All transactions were effected in open market transactions.

MUTUAL FINANCIAL SERVICES FUND,
  A SERIES OF FRANKLIN MUTUAL SERIES FUND INC.

    The business address of Mutual Financial Services Fund is c/o Franklin Mutual Advisers, LLC, 51 John F. Kennedy Parkway, Short Hills, NJ 07078.

    Mutual Financial Services Fund is an investment company registered with the Securities and Exchange Commission.

    Schedule A sets forth all purchases and sales by Mutual Financial Services Fund of CFC Common Stock during the past two years. All transactions were effected in open market transactions.

MUTUAL QUALIFIED FUND,
  A SERIES OF FRANKLIN MUTUAL SERIES FUND INC.

    The business address of Mutual Qualified Fund is c/o Franklin Mutual Advisers, LLC, 51 John F. Kennedy Parkway, Short Hills, NJ 07078.

    Mutual Qualified Fund is an investment company registered with the Securities and Exchange Commission.

    Schedule A sets forth all purchases and sales by Mutual Qualified Fund of CFC Common Stock during the past two years. All transactions were effected in open market transactions.

FRANKLIN MUTUAL BEACON FUND
  A SUB-FUND OF TEMPLETON GLOBAL STRATEGY FUNDS

    The business address of Franklin Mutual Beacon Fund is c/o Franklin Mutual Advisers, LLC, 51 John F. Kennedy Parkway, Short Hills, NJ 07078.

    Franklin Mutual Beacon Fund is an investment company.

    Schedule A sets forth all purchases and sales by Franklin Mutual Beacon Fund of CFC Common Stock during the past two years. All transactions were effected in open market transactions.

FRANKLIN MUTUAL BEACON FUND
  A MEMBER OF FRANKLIN TEMPLETON WORLDWIDE FUNDS

    The business address is of Franklin Mutual Beacon Fund is c/o Franklin Mutual Advisers, LLC, 51 John F. Kennedy Parkway, Short Hills, NJ 07078.

    Franklin Mutual Beacon Fund is an investment company.

    Schedule A sets forth all purchases and sales by Franklin Mutual Beacon Fund of CFC Common Stock during the past two years. All transactions were effected in open market transactions.

MUTUAL BEACON FUND (CANADA)

    The business address of Mutual Beacon Fund is c/o Franklin Mutual Advisers, LLC, 51 John F. Kennedy Parkway, Short Hills, NJ 07078.

    Mutual Beacon Fund is an investment company registered with various securities and exchange commissions of the country of Canada.

    Schedule A sets forth all purchases and sales by Mutual Beacon Fund (Canada) of CFC Common Stock during the past two years. All transactions were effected in open market transactions.

                                  *    *    *

    Except as set forth in this Proxy Statement (including the Schedules and Appendices hereto), none of Franklin Mutual, Messrs. Burcham, Zoffinger or Wagner, the Funds nor any of their respective affiliates or associates, directly or indirectly:

    - beneficially owns any shares of Common Stock of the Company or any securities of any parent or subsidiary of the Company;

    - has had any relationship with the Company in any capacity other than as a stockholder (except for Mr. Burcham who has been a paid consultant to CFC since January 30, 1998);

    - has been a party to any transaction, or series of similar transactions, since July 1, 1998, nor is any currently proposed transaction known to any of them, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which any of them or their respective affiliates or associates had, or will have, a direct or indirect material interest;

    - has entered into any agreement or understanding with any person respecting any future employment by the Company or its affiliates or any future transactions to which the Company or any of its affiliates will or may be a party;

    - has a contract, arrangement or understanding within the past year with any person with respect to the Company's securities;

    - has any agreement, arrangement or understanding with any person with respect to any future employment with CFC or any of its affiliates or with respect to any future transactions to which CFC or any of its affiliates may be a party, except for the agreements by Franklin Mutual's nominees to serve as directors of the Company if elected, and Mr. Burcham's agreement to serve as a paid consultant to CFC through January 30, 2001; or

    - is a party adverse to CFC or any of its subsidiaries or has a material interest adverse to CFC or any of its subsidiaries in any material legal proceeding, except (i) that Franklin Mutual and Messrs. Burcham and Wagner have commenced a lawsuit against CFC and its incumbent directors in Nebraska federal court relating to this proxy solicitation and (ii) CFC has filed a lawsuit in Nebraska federal court seeking declaratory relief relating to the Meeting. See Section "The CFC Board's Response to Franklin Mutual's Efforts to Allow You to Elect Independent Directors" in this proxy statement for a description of these lawsuits.

                                                                      SCHEDULE A

                                              DATE OF
NAME OF FRANKLIN MUTUAL                     TRANSACTION    NUMBER OF
ADVISORY CLIENT                            (MO/DAY/YEAR)     SHARES             PURCHASE OR SALE
    Franklin Mutual Beacon Fund (TGS)      06/22/1998          3,000                PURCHASE
    Franklin Mutual Beacon Fund (TGS)      06/23/1998          3,000                PURCHASE
    Franklin Mutual Beacon Fund (TGS)      06/24/1998          2,000                PURCHASE
    Franklin Mutual Beacon Fund (TGS)      06/24/1998          4,000                PURCHASE
    Franklin Mutual Beacon Fund (TGS)      07/14/1998          1,000                PURCHASE
    Franklin Mutual Beacon Fund (TGS)      07/22/1998            500                PURCHASE
    Franklin Mutual Beacon Fund (TGS)      07/22/1998            500                PURCHASE
    Franklin Mutual Beacon Fund (TGS)      11/19/1998          3,600                PURCHASE
    Franklin Mutual Beacon Fund (TGS)      11/19/1998          1,000                PURCHASE
    Franklin Mutual Beacon Fund (TGS)      11/20/1998          1,100                PURCHASE
    Franklin Mutual Beacon Fund (TGS)      12/03/1998            300                PURCHASE
    Franklin Mutual Beacon Fund (TGS)      03/01/1999          5,900                PURCHASE
    Franklin Mutual Beacon Fund (TGS)      03/01/1999         20,300                PURCHASE
                                              TOTAL           46,200
    Franklin Mutual Beacon Fund (TWF)      01/27/1999            190                PURCHASE
    Franklin Mutual Beacon Fund (TWF)      01/29/1999             32                PURCHASE
    Franklin Mutual Beacon Fund (TWF)      02/01/1999          1,072                PURCHASE
    Franklin Mutual Beacon Fund (TWF)      02/12/1999            200                PURCHASE
    Franklin Mutual Beacon Fund (TWF)      02/24/1999            100                PURCHASE
    Franklin Mutual Beacon Fund (TWF)      04/20/1999           -194                  SELL
                                              TOTAL            1,400
           Mutual Beacon Fund              06/15/1998         15,000                PURCHASE
           Mutual Beacon Fund              06/15/1998         11,000                PURCHASE
           Mutual Beacon Fund              06/18/1998         35,000                PURCHASE
           Mutual Beacon Fund              06/23/1998         18,000                PURCHASE
           Mutual Beacon Fund              06/24/1998         10,500                PURCHASE
           Mutual Beacon Fund              06/24/1998         18,300                PURCHASE
           Mutual Beacon Fund              07/09/1998         33,600                PURCHASE
           Mutual Beacon Fund              07/13/1998         30,000                PURCHASE
           Mutual Beacon Fund              07/14/1998         18,000                PURCHASE
           Mutual Beacon Fund              07/16/1998         20,100                PURCHASE
           Mutual Beacon Fund              07/17/1998         10,000                PURCHASE
           Mutual Beacon Fund              07/20/1998         40,000                PURCHASE
           Mutual Beacon Fund              07/21/1998         24,000                PURCHASE
           Mutual Beacon Fund              07/22/1998         16,000                PURCHASE
           Mutual Beacon Fund              07/22/1998          4,600                PURCHASE
           Mutual Beacon Fund              07/28/1998         26,500                PURCHASE
           Mutual Beacon Fund              07/29/1998         47,700                PURCHASE
           Mutual Beacon Fund              07/30/1998         53,000                PURCHASE
           Mutual Beacon Fund              07/31/1998            300                PURCHASE

                                              DATE OF
NAME OF FRANKLIN MUTUAL                     TRANSACTION    NUMBER OF
ADVISORY CLIENT                            (MO/DAY/YEAR)     SHARES             PURCHASE OR SALE
           Mutual Beacon Fund              07/31/1998         79,500                PURCHASE
           Mutual Beacon Fund              08/04/1998         33,500                PURCHASE
           Mutual Beacon Fund              08/05/1998          6,200                PURCHASE
           Mutual Beacon Fund              08/06/1998          2,000                PURCHASE
           Mutual Beacon Fund              08/13/1998        196,940    EXCHANGE OF 1ST COLORADO SHARES
           Mutual Beacon Fund              11/13/1998         19,500                PURCHASE
           Mutual Beacon Fund              11/16/1998         80,000                PURCHASE
           Mutual Beacon Fund              11/17/1998          9,600                PURCHASE
           Mutual Beacon Fund              11/19/1998         47,000                PURCHASE
           Mutual Beacon Fund              11/19/1998         38,200                PURCHASE
           Mutual Beacon Fund              11/20/1998         51,700                PURCHASE
           Mutual Beacon Fund              11/25/1998         34,100                PURCHASE
           Mutual Beacon Fund              12/03/1998         22,000                PURCHASE
           Mutual Beacon Fund              12/04/1998         43,100                PURCHASE
           Mutual Beacon Fund              12/07/1998         22,600                PURCHASE
           Mutual Beacon Fund              12/10/1998          6,200                PURCHASE
           Mutual Beacon Fund              12/11/1998          7,800                PURCHASE
           Mutual Beacon Fund              12/14/1998         24,400                PURCHASE
           Mutual Beacon Fund              12/15/1998          9,800                PURCHASE
           Mutual Beacon Fund              12/17/1998          9,800                PURCHASE
           Mutual Beacon Fund              12/30/1998          6,800                PURCHASE
           Mutual Beacon Fund              12/31/1998         27,300                PURCHASE
           Mutual Beacon Fund              01/04/1999          2,000                PURCHASE
           Mutual Beacon Fund              01/05/1999         31,300                PURCHASE
           Mutual Beacon Fund              01/05/1999         12,600                PURCHASE
           Mutual Beacon Fund              01/06/1999          1,000                PURCHASE
           Mutual Beacon Fund              01/06/1999        134,900                PURCHASE
           Mutual Beacon Fund              01/08/1999          6,400                PURCHASE
           Mutual Beacon Fund              01/11/1999          5,000                PURCHASE
           Mutual Beacon Fund              01/11/1999         12,500                PURCHASE
           Mutual Beacon Fund              01/12/1999         30,400                PURCHASE
           Mutual Beacon Fund              01/14/1999         12,700                PURCHASE
           Mutual Beacon Fund              01/14/1999         12,500                PURCHASE
           Mutual Beacon Fund              01/15/1999         12,700                PURCHASE
           Mutual Beacon Fund              01/15/1999          5,000                PURCHASE
           Mutual Beacon Fund              01/19/1999          4,700                PURCHASE
           Mutual Beacon Fund              01/20/1999         16,500                PURCHASE
           Mutual Beacon Fund              01/21/1999         25,200                PURCHASE
           Mutual Beacon Fund              01/25/1999         22,700                PURCHASE
           Mutual Beacon Fund              01/26/1999         18,600                PURCHASE
           Mutual Beacon Fund              01/27/1999         36,200                PURCHASE
           Mutual Beacon Fund              01/28/1999         20,000                PURCHASE

                                              DATE OF
NAME OF FRANKLIN MUTUAL                     TRANSACTION    NUMBER OF
ADVISORY CLIENT                            (MO/DAY/YEAR)     SHARES             PURCHASE OR SALE
           Mutual Beacon Fund              01/29/1999         18,700                PURCHASE
           Mutual Beacon Fund              02/01/1999         25,100                PURCHASE
           Mutual Beacon Fund              02/01/1999          3,200                PURCHASE
           Mutual Beacon Fund              02/01/1999         16,100                PURCHASE
           Mutual Beacon Fund              02/02/1999          3,100                PURCHASE
           Mutual Beacon Fund              02/10/1999         19,902                PURCHASE
           Mutual Beacon Fund              02/10/1999         19,800                PURCHASE
           Mutual Beacon Fund              02/10/1999         10,700                PURCHASE
           Mutual Beacon Fund              02/11/1999         24,700                PURCHASE
           Mutual Beacon Fund              02/12/1999         26,400                PURCHASE
           Mutual Beacon Fund              02/16/1999         14,400                PURCHASE
           Mutual Beacon Fund              02/17/1999         14,300                PURCHASE
           Mutual Beacon Fund              02/18/1999         34,100                PURCHASE
           Mutual Beacon Fund              02/19/1999         18,400                PURCHASE
           Mutual Beacon Fund              02/22/1999         12,800                PURCHASE
           Mutual Beacon Fund              02/23/1999         24,300                PURCHASE
           Mutual Beacon Fund              02/24/1999         20,200                PURCHASE
           Mutual Beacon Fund              02/25/1999         36,100                PURCHASE
           Mutual Beacon Fund              02/26/1999          1,500                PURCHASE
           Mutual Beacon Fund              03/01/1999         33,700                PURCHASE
           Mutual Beacon Fund              03/02/1999            600                PURCHASE
           Mutual Beacon Fund              03/03/1999          3,700                PURCHASE
           Mutual Beacon Fund              03/04/1999         14,700                PURCHASE
           Mutual Beacon Fund              03/05/1999         19,300                PURCHASE
           Mutual Beacon Fund              03/08/1999         48,000                PURCHASE
           Mutual Beacon Fund              03/22/1999         10,200                PURCHASE
           Mutual Beacon Fund              03/23/1999         31,500                PURCHASE
           Mutual Beacon Fund              03/24/1999         18,000                PURCHASE
           Mutual Beacon Fund              04/07/1999          5,300                PURCHASE
                                              TOTAL        2,161,342
       Mutual Beacon Fund (Canada)         06/22/1998          4,000                PURCHASE
       Mutual Beacon Fund (Canada)         06/23/1998          4,000                PURCHASE
       Mutual Beacon Fund (Canada)         06/24/1998          2,000                PURCHASE
       Mutual Beacon Fund (Canada)         06/24/1998          6,000                PURCHASE
       Mutual Beacon Fund (Canada)         07/14/1998          1,000                PURCHASE
       Mutual Beacon Fund (Canada)         07/22/1998            500                PURCHASE
       Mutual Beacon Fund (Canada)         07/22/1998            500                PURCHASE
       Mutual Beacon Fund (Canada)         11/13/1998            500                PURCHASE
       Mutual Beacon Fund (Canada)         11/16/1998          3,000                PURCHASE
       Mutual Beacon Fund (Canada)         11/17/1998            400                PURCHASE
       Mutual Beacon Fund (Canada)         11/19/1998          2,000                PURCHASE

                                              DATE OF
NAME OF FRANKLIN MUTUAL                     TRANSACTION    NUMBER OF
ADVISORY CLIENT                            (MO/DAY/YEAR)     SHARES             PURCHASE OR SALE
       Mutual Beacon Fund (Canada)         11/19/1998            800                PURCHASE
       Mutual Beacon Fund (Canada)         11/20/1998          2,200                PURCHASE
       Mutual Beacon Fund (Canada)         11/25/1998            700                PURCHASE
       Mutual Beacon Fund (Canada)         12/03/1998            500                PURCHASE
       Mutual Beacon Fund (Canada)         12/04/1998            900                PURCHASE
       Mutual Beacon Fund (Canada)         12/07/1998            400                PURCHASE
       Mutual Beacon Fund (Canada)         12/14/1998            500                PURCHASE
       Mutual Beacon Fund (Canada)         12/15/1998            200                PURCHASE
       Mutual Beacon Fund (Canada)         12/17/1998            200                PURCHASE
       Mutual Beacon Fund (Canada)         12/30/1998            100                PURCHASE
       Mutual Beacon Fund (Canada)         12/31/1998            700                PURCHASE
       Mutual Beacon Fund (Canada)         01/05/1999            300                PURCHASE
       Mutual Beacon Fund (Canada)         01/05/1999            700                PURCHASE
       Mutual Beacon Fund (Canada)         01/06/1999          2,800                PURCHASE
       Mutual Beacon Fund (Canada)         01/08/1999            200                PURCHASE
       Mutual Beacon Fund (Canada)         01/11/1999            300                PURCHASE
       Mutual Beacon Fund (Canada)         01/11/1999            100                PURCHASE
       Mutual Beacon Fund (Canada)         01/12/1999            500                PURCHASE
       Mutual Beacon Fund (Canada)         01/14/1999            300                PURCHASE
       Mutual Beacon Fund (Canada)         01/14/1999            200                PURCHASE
       Mutual Beacon Fund (Canada)         01/15/1999            100                PURCHASE
       Mutual Beacon Fund (Canada)         01/15/1999            200                PURCHASE
       Mutual Beacon Fund (Canada)         01/19/1999            100                PURCHASE
       Mutual Beacon Fund (Canada)         01/20/1999            400                PURCHASE
       Mutual Beacon Fund (Canada)         01/21/1999            500                PURCHASE
       Mutual Beacon Fund (Canada)         01/25/1999            500                PURCHASE
       Mutual Beacon Fund (Canada)         01/26/1999            400                PURCHASE
       Mutual Beacon Fund (Canada)         01/27/1999          1,100                PURCHASE
       Mutual Beacon Fund (Canada)         01/28/1999            600                PURCHASE
       Mutual Beacon Fund (Canada)         01/29/1999            500                PURCHASE
       Mutual Beacon Fund (Canada)         02/01/1999            600                PURCHASE
       Mutual Beacon Fund (Canada)         02/01/1999            100                PURCHASE
       Mutual Beacon Fund (Canada)         02/01/1999            300                PURCHASE
       Mutual Beacon Fund (Canada)         02/02/1999            100                PURCHASE
       Mutual Beacon Fund (Canada)         02/10/1999            500                PURCHASE
       Mutual Beacon Fund (Canada)         02/10/1999            600                PURCHASE
       Mutual Beacon Fund (Canada)         02/10/1999            300                PURCHASE
       Mutual Beacon Fund (Canada)         02/11/1999            700                PURCHASE
       Mutual Beacon Fund (Canada)         02/12/1999            600                PURCHASE
       Mutual Beacon Fund (Canada)         02/16/1999            300                PURCHASE
       Mutual Beacon Fund (Canada)         02/17/1999            300                PURCHASE
       Mutual Beacon Fund (Canada)         02/18/1999            800                PURCHASE

                                              DATE OF
NAME OF FRANKLIN MUTUAL                     TRANSACTION    NUMBER OF
ADVISORY CLIENT                            (MO/DAY/YEAR)     SHARES             PURCHASE OR SALE
       Mutual Beacon Fund (Canada)         02/19/1999            400                PURCHASE
       Mutual Beacon Fund (Canada)         02/22/1999            300                PURCHASE
       Mutual Beacon Fund (Canada)         02/23/1999            500                PURCHASE
       Mutual Beacon Fund (Canada)         02/24/1999            400                PURCHASE
       Mutual Beacon Fund (Canada)         02/25/1999            800                PURCHASE
       Mutual Beacon Fund (Canada)         03/01/1999            700                PURCHASE
       Mutual Beacon Fund (Canada)         03/03/1999            100                PURCHASE
       Mutual Beacon Fund (Canada)         03/04/1999            300                PURCHASE
       Mutual Beacon Fund (Canada)         03/05/1999            400                PURCHASE
       Mutual Beacon Fund (Canada)         03/08/1999          1,000                PURCHASE
       Mutual Beacon Fund (Canada)         03/22/1999            200                PURCHASE
       Mutual Beacon Fund (Canada)         03/23/1999            700                PURCHASE
       Mutual Beacon Fund (Canada)         03/24/1999            400                PURCHASE
       Mutual Beacon Fund (Canada)         04/07/1999            100                PURCHASE
                                              TOTAL           52,400
     Mutual Financial Services Fund        01/12/1998         26,000                PURCHASE
     Mutual Financial Services Fund        02/12/1998         57,400                PURCHASE
     Mutual Financial Services Fund        02/13/1998         30,000                PURCHASE
     Mutual Financial Services Fund        02/17/1998          2,300                PURCHASE
     Mutual Financial Services Fund        02/17/1998         34,300                PURCHASE
     Mutual Financial Services Fund        02/18/1998         20,000                PURCHASE
     Mutual Financial Services Fund        02/18/1998         11,100                PURCHASE
     Mutual Financial Services Fund        02/18/1998         10,000                PURCHASE
     Mutual Financial Services Fund        03/05/1998          6,300                PURCHASE
     Mutual Financial Services Fund        05/26/1998         20,000                PURCHASE
     Mutual Financial Services Fund        05/27/1998         10,000                PURCHASE
     Mutual Financial Services Fund        05/28/1998          5,000                PURCHASE
     Mutual Financial Services Fund        07/08/1998         20,000                PURCHASE
     Mutual Financial Services Fund        07/22/1998          4,500                PURCHASE
     Mutual Financial Services Fund        07/22/1998         20,500                PURCHASE
     Mutual Financial Services Fund        07/23/1998          5,000                PURCHASE
     Mutual Financial Services Fund        07/24/1998          8,700                PURCHASE
     Mutual Financial Services Fund        07/27/1998         20,000                PURCHASE
     Mutual Financial Services Fund        08/13/1998        205,802    EXCHANGE OF 1ST COLORADO SHARES
     Mutual Financial Services Fund        09/17/1998        -55,000                PURCHASE
     Mutual Financial Services Fund        09/18/1998        -39,900                  SELL
     Mutual Financial Services Fund        09/21/1998        -22,100                  SELL
     Mutual Financial Services Fund        09/23/1998        -20,000                  SELL
     Mutual Financial Services Fund        09/24/1998        -10,000                  SELL
     Mutual Financial Services Fund        11/19/1998          3,000                  SELL

                                              DATE OF
NAME OF FRANKLIN MUTUAL                     TRANSACTION    NUMBER OF
ADVISORY CLIENT                            (MO/DAY/YEAR)     SHARES             PURCHASE OR SALE
     Mutual Financial Services Fund        12/30/1998            500                PURCHASE
     Mutual Financial Services Fund        12/31/1998          2,200                PURCHASE
     Mutual Financial Services Fund        01/04/1999            200                PURCHASE
     Mutual Financial Services Fund        01/05/1999          2,500                PURCHASE
     Mutual Financial Services Fund        01/05/1999          1,000                PURCHASE
     Mutual Financial Services Fund        01/06/1999            100                PURCHASE
     Mutual Financial Services Fund        01/06/1999         10,600                PURCHASE
     Mutual Financial Services Fund        01/08/1999            500                PURCHASE
     Mutual Financial Services Fund        01/11/1999          1,000                PURCHASE
     Mutual Financial Services Fund        01/11/1999            400                PURCHASE
     Mutual Financial Services Fund        01/12/1999          2,400                PURCHASE
     Mutual Financial Services Fund        01/14/1999          1,000                PURCHASE
     Mutual Financial Services Fund        01/14/1999          1,000                PURCHASE
     Mutual Financial Services Fund        01/15/1999          1,000                PURCHASE
     Mutual Financial Services Fund        01/15/1999            400                PURCHASE
     Mutual Financial Services Fund        01/19/1999            400                PURCHASE
     Mutual Financial Services Fund        01/20/1999          1,300                PURCHASE
     Mutual Financial Services Fund        01/21/1999          2,000                PURCHASE
     Mutual Financial Services Fund        01/25/1999          1,800                PURCHASE
     Mutual Financial Services Fund        01/26/1999          1,600                PURCHASE
     Mutual Financial Services Fund        01/27/1999          2,700                PURCHASE
     Mutual Financial Services Fund        01/28/1999          1,600                PURCHASE
     Mutual Financial Services Fund        01/29/1999          1,500                PURCHASE
     Mutual Financial Services Fund        02/01/1999          2,000                PURCHASE
     Mutual Financial Services Fund        02/01/1999          1,300                PURCHASE
     Mutual Financial Services Fund        02/01/1999            300                PURCHASE
     Mutual Financial Services Fund        02/02/1999            200                PURCHASE
     Mutual Financial Services Fund        02/10/1999         10,000                PURCHASE
     Mutual Financial Services Fund        02/10/1999         10,598                PURCHASE
     Mutual Financial Services Fund        02/10/1999          5,000                PURCHASE
     Mutual Financial Services Fund        02/11/1999         15,000                PURCHASE
     Mutual Financial Services Fund        02/12/1999          2,100                PURCHASE
     Mutual Financial Services Fund        02/16/1999          1,100                PURCHASE
     Mutual Financial Services Fund        02/17/1999          1,200                PURCHASE
     Mutual Financial Services Fund        02/18/1999         14,600                PURCHASE
     Mutual Financial Services Fund        02/19/1999          1,100                PURCHASE
     Mutual Financial Services Fund        02/22/1999            800                PURCHASE
     Mutual Financial Services Fund        02/23/1999          1,400                PURCHASE
     Mutual Financial Services Fund        02/24/1999          1,200                PURCHASE
     Mutual Financial Services Fund        02/25/1999          2,100                PURCHASE

                                              DATE OF
NAME OF FRANKLIN MUTUAL                     TRANSACTION    NUMBER OF
ADVISORY CLIENT                            (MO/DAY/YEAR)     SHARES             PURCHASE OR SALE
     Mutual Financial Services Fund        02/26/1999            100                PURCHASE
     Mutual Financial Services Fund        03/01/1999          2,000                PURCHASE
                                              TOTAL          482,700
          Mutual Qualified Fund            07/01/1996         81,000                PURCHASE
          Mutual Qualified Fund            07/02/1996         22,800                PURCHASE
          Mutual Qualified Fund            12/19/1996       -103,800                PURCHASE
          Mutual Qualified Fund            02/17/1998         48,700                PURCHASE
          Mutual Qualified Fund            05/18/1998          2,500                PURCHASE
          Mutual Qualified Fund            05/22/1998          5,500                PURCHASE
          Mutual Qualified Fund            05/22/1998          3,000                PURCHASE
          Mutual Qualified Fund            05/22/1998          3,300                PURCHASE
          Mutual Qualified Fund            05/26/1998          5,000                PURCHASE
          Mutual Qualified Fund            05/26/1998         55,000                PURCHASE
          Mutual Qualified Fund            05/27/1998         20,000                PURCHASE
          Mutual Qualified Fund            05/28/1998         16,300                PURCHASE
          Mutual Qualified Fund            05/29/1998          3,500                PURCHASE
          Mutual Qualified Fund            05/29/1998          6,000                PURCHASE
          Mutual Qualified Fund            06/01/1998          2,500                PURCHASE
          Mutual Qualified Fund            06/02/1998         17,500                PURCHASE
          Mutual Qualified Fund            06/03/1998         30,400                PURCHASE
          Mutual Qualified Fund            06/03/1998         18,000                PURCHASE
          Mutual Qualified Fund            06/04/1998         10,000                PURCHASE
          Mutual Qualified Fund            06/05/1998         13,000                PURCHASE
          Mutual Qualified Fund            06/05/1998         40,000                PURCHASE
          Mutual Qualified Fund            06/11/1998        100,000                PURCHASE
          Mutual Qualified Fund            06/12/1998         11,700                PURCHASE
          Mutual Qualified Fund            07/23/1998          5,000                PURCHASE
          Mutual Qualified Fund            07/24/1998          8,600                PURCHASE
          Mutual Qualified Fund            07/27/1998         40,000                PURCHASE
          Mutual Qualified Fund            07/28/1998         23,500                PURCHASE
          Mutual Qualified Fund            07/29/1998         42,300                PURCHASE
          Mutual Qualified Fund            07/30/1998         47,000                PURCHASE
          Mutual Qualified Fund            07/31/1998         70,500                PURCHASE
          Mutual Qualified Fund            08/04/1998         29,800                PURCHASE
          Mutual Qualified Fund            08/05/1998          5,600                PURCHASE
          Mutual Qualified Fund            08/06/1998          1,900                PURCHASE
          Mutual Qualified Fund            08/13/1998        295,410    EXCHANGE OF 1ST COLORADO SHARES
          Mutual Qualified Fund            08/28/1998         23,800                PURCHASE
          Mutual Qualified Fund            08/31/1998         11,200                PURCHASE
          Mutual Qualified Fund            09/01/1998         10,000                PURCHASE
          Mutual Qualified Fund            11/19/1998         30,400                PURCHASE

                                              DATE OF
NAME OF FRANKLIN MUTUAL                     TRANSACTION    NUMBER OF
ADVISORY CLIENT                            (MO/DAY/YEAR)     SHARES             PURCHASE OR SALE
          Mutual Qualified Fund            12/30/1998          6,000                PURCHASE
          Mutual Qualified Fund            12/31/1998         24,300                PURCHASE
          Mutual Qualified Fund            01/04/1999          1,800                PURCHASE
          Mutual Qualified Fund            01/05/1999         27,800                PURCHASE
          Mutual Qualified Fund            01/05/1999         11,100                PURCHASE
          Mutual Qualified Fund            01/06/1999            800                PURCHASE
          Mutual Qualified Fund            01/06/1999        119,200                PURCHASE
          Mutual Qualified Fund            01/08/1999          5,700                PURCHASE
          Mutual Qualified Fund            01/11/1999         11,200                PURCHASE
          Mutual Qualified Fund            01/11/1999          4,500                PURCHASE
          Mutual Qualified Fund            01/12/1999         26,700                PURCHASE
          Mutual Qualified Fund            01/14/1999         11,100                PURCHASE
          Mutual Qualified Fund            01/14/1999         11,200                PURCHASE
          Mutual Qualified Fund            01/15/1999         11,100                PURCHASE
          Mutual Qualified Fund            01/15/1999          4,500                PURCHASE
          Mutual Qualified Fund            01/19/1999          4,200                PURCHASE
          Mutual Qualified Fund            01/20/1999         14,700                PURCHASE
          Mutual Qualified Fund            01/21/1999         22,300                PURCHASE
          Mutual Qualified Fund            01/25/1999         20,000                PURCHASE
          Mutual Qualified Fund            01/26/1999         16,400                PURCHASE
          Mutual Qualified Fund            01/27/1999         32,200                PURCHASE
          Mutual Qualified Fund            01/28/1999         17,800                PURCHASE
          Mutual Qualified Fund            01/29/1999         16,800                PURCHASE
          Mutual Qualified Fund            02/01/1999         14,200                PURCHASE
          Mutual Qualified Fund            02/01/1999         22,300                PURCHASE
          Mutual Qualified Fund            02/01/1999          2,800                PURCHASE
          Mutual Qualified Fund            02/02/1999          2,800                PURCHASE
          Mutual Qualified Fund            02/10/1999          9,000                PURCHASE
          Mutual Qualified Fund            02/10/1999         20,000                PURCHASE
          Mutual Qualified Fund            02/10/1999         19,000                PURCHASE
          Mutual Qualified Fund            02/11/1999         20,000                PURCHASE
          Mutual Qualified Fund            02/12/1999         23,400                PURCHASE
          Mutual Qualified Fund            02/16/1999         12,800                PURCHASE
          Mutual Qualified Fund            02/17/1999         12,600                PURCHASE
          Mutual Qualified Fund            02/18/1999         22,300                PURCHASE
          Mutual Qualified Fund            02/19/1999         15,900                PURCHASE
          Mutual Qualified Fund            02/22/1999         11,100                PURCHASE
          Mutual Qualified Fund            02/23/1999         20,900                PURCHASE
          Mutual Qualified Fund            02/24/1999         17,300                PURCHASE
          Mutual Qualified Fund            02/25/1999         31,000                PURCHASE
          Mutual Qualified Fund            02/26/1999          1,200                PURCHASE

                                              DATE OF
NAME OF FRANKLIN MUTUAL                     TRANSACTION    NUMBER OF
ADVISORY CLIENT                            (MO/DAY/YEAR)     SHARES             PURCHASE OR SALE
          Mutual Qualified Fund            03/01/1999         29,000                PURCHASE
          Mutual Qualified Fund            03/02/1999            500                PURCHASE
          Mutual Qualified Fund            03/03/1999          3,200                PURCHASE
          Mutual Qualified Fund            03/04/1999         13,000                PURCHASE
          Mutual Qualified Fund            03/05/1999         17,000                PURCHASE
          Mutual Qualified Fund            03/08/1999         42,500                PURCHASE
          Mutual Qualified Fund            03/22/1999          9,000                PURCHASE
          Mutual Qualified Fund            03/23/1999         27,800                PURCHASE
          Mutual Qualified Fund            03/24/1999         16,000                PURCHASE
          Mutual Qualified Fund            04/07/1999          4,600                PURCHASE
                                              TOTAL        1,919,510
                                                           4,663,552

                         FRANKLIN MUTUAL ADVISERS, LLC

                         ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                         COMMERCIAL FEDERAL CORPORATION

                 YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.

                          PLEASE VOTE YOUR PROXY TODAY


                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------

            THIS PROXY IS SOLICITED BY FRANKLIN MUTUAL ADVISERS, LLC
               ("FRANKLIN MUTUAL") IN OPPOSITION TO THE BOARD OF
                   DIRECTORS OF COMMERCIAL FEDERAL CORPORATION

The undersigned hereby appoints Raymond Garea, Robert Friedman and Peter A. Langerman, and each of them, the proxy or proxies of the undersigned, with full power of substitution, to vote all shares of Common Stock, par value $0.01 per share, of Commercial Federal Corporation (the"Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of the Stockholders of the Company to be held on November 16, 1999 (the "Meeting"), and at any and all adjournments or postponements thereof. The undersigned hereby revokes any previous proxies with respect to the matters covered by this proxy.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE ELECTION OF BOTH OF THE NOMINEES NAMED IN ITEM 1 ON THE REVERSE SIDE OF THIS PROXY, AND, IN THE DISCRETION OF THE PROXIES, FOR AN ALTERNATE NOMINEE IF ANY OF THE NOMINEES FOR DIRECTOR LISTED IN ITEM 1 IS UNABLE OR UNAVAILABLE TO SERVE AS A DIRECTOR (UNLESS AUTHORITY TO VOTE FOR ALL NOMINEES IS WITHHELD) AND ON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

There is cumulative voting in the election of directors and, unless otherwise indicated by the stockholder, a vote for the nominees listed in Item 1 on the reverse side of this proxy, will give the proxies discretionary authority to cumulate all votes to which the undersigned is entitled and to allocate such votes in favor of one or both of such nominees, as the proxies may determine.

FRANKLIN MUTUAL RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES NAMED IN ITEM 1 ON THE REVERSE SIDE OF THIS PROXY. TO VOTE IN ACCORDANCE WITH FRANKLIN MUTUAL'S RECOMMENDATION, JUST SIGN THIS PROXY; NO BOXES NEED TO BE CHECKED.

----------------
SEE REVERSE SIDE
----------------

           WE URGE YOU TO VOTE TO PROTECT YOUR INVESTMENT BY SIGNING, DATING AND RETURNING THE ATTACHED WHITE PROXY CARD TODAY.

                                                     Return your proxy in the
                                                  postage-paid envelope provided

       FOLD AND DETACH HERE, PLEAE VOTE, SIGN, AND RETURN THE BELOW PROXY
--------------------------------------------------------------------------------

|X| Please mark vote
    as in this example

                -----------------------------------------------
                FRANKLIN MUTUAL RECOMMENDS A VOTE "FOR" ITEM 1.
                -----------------------------------------------

          FOR both             WITHHOLD AUTHORITY
          nominees             to vote for all nominees
          listed below |_|     listed below             |_|

1. Election of Directors
   (check one box only)

   NOMINEES         J. THOMAS BURCHAM      GEORGE R. ZOFFINGER
(To withhold authority to vote for any individual nominee, check the "FOR" box above and then write that nominee's name here.)

--------------------------------------------------------------------------------

2. This proxy grants discretionary authority (i) to vote for an alternative nominee if any of the nominees for director listed in Item 1 above is unable to serve as a director (unless authority to vote for all nominees is withheld) and (ii) to vote on other matters that may properly come before the Meeting or any adjournment or postponements thereof.

                                        Dated:____________________________, 1999

                                        ________________________________________
                                        Signature

                                        ________________________________________
                                        Signature if held jointly

                                        Note: Please sign exactly as name
                                        appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.